The Conestoga Small Cap Fund (ticker CCASX) was included in the September 28th issue of Business Week magazine.  In an article titled “The Beauty of Boutiques”, author Lewis Braham includes CCASX as one of several niche, boutique-managed funds of interest.  The article is available online at:

http://www.businessweek.com/print/magazine/content/09_39/b4148078553973.htm

The article does highlight that many boutique firms are family owned businesses, but we would like to highlight that Conestoga Capital Advisors is not a family owned business.  Rather, the firm ownership is spread across the managing partners of the firm, with no partner owning more than 34% of the firm.

We welcome your questions or comments.  Please don’t hesitate to contact me with any questions on the Fund or firm.

Best regards,

Mark

Mark Clewett, CFA
Managing Partner – Client Services
Conestoga Capital Advisors LLC
Office: 484-654-1385
Fax: 610-225-0533

DISCLOSURE: The Conestoga Small Cap Fund can be purchased fund direct or is available through most major mutual fund platforms. Please visit www.conestogacapital.com or contact Conestoga Capital Advisors for additional instructions. Performance is based upon closing NAV calculation on listed dates and represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes reinvestment of dividends. Investment returns and principal value of an investment in Conestoga Small Cap Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the Fund’s daily NAV, list of additional holdings, total return as of the most recent month-end and a copy of the Fund’s prospectus, please visit www.conestogacapital.com or call 1-800-320-7790. The prospectus contains information about the Fund’s investment objective, risks, charges, and expenses which an investor should consider before investing.